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                                                                Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 17, 1993 included in XTRA Corporation's Form 10-K for the year ended September 30, 1993 and to all references to our Firm included in this registration statement.

                                                    /s/ ARTHUR ANDERSEN & CO.

Boston, Massachusetts
July 22, 1994